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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                Date of report (Date of earliest event reported):

                                 AUGUST 21, 2000

                            WESTERN PROPERTIES TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       California                  001-08723                94-6100058
----------------------------  ---------------------  ------------------------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
       of Formation)               File Number)        Identification Number)


           2200 Powell Street, Suite 600, Emeryville, California 94608
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (510) 597-0160
         ---------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 not applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On August 21, 2000, Western Properties Trust, a California real estate investment trust ("Western"), and Pan Pacific Retail Properties, Inc., a Maryland corporation ("Pan Pacific"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, and subject to the conditions set forth therein (including approval of the transaction by the stockholders of Pan Pacific and the shareholders of Western), Western will convert into a California corporation and then be merged with and into Pan Pacific (the "Merger") and Pan Pacific will continue as the surviving corporation. In connection with the Merger, holders of outstanding shares of beneficial interest in Western will receive, in exchange for each share of beneficial interest in Western held by them, 0.62 (the "Exchange Ratio") shares of Pan Pacific common stock. In addition, Pan Pacific will assume all options outstanding under Western's existing stock option plans, other than options that have been repurchased by Western. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

         Concurrently with the execution of the Merger Agreement, Revenue Properties (U.S.), Inc. ("RPUS"), Pan Pacific Development (Nevada) Inc. ("PPD") and Western entered into a Voting Agreement (the "Voting Agreement") pursuant to which RPUS and PPD agreed to vote in favor of the Merger. RPUS and PPD collectively own approximately 51% of the outstanding shares of Pan Pacific common stock.

         On August 22, 2000, Pan Pacific and Western issued a joint press release regarding the Merger Agreement which is attached as Exhibit 99.1 hereto. The Merger Agreement and the Voting Agreement are attached as Exhibits 2.1 and
10.1 hereto, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

                The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

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

EXHIBIT NO.                DESCRIPTION

2.1 Agreement and Plan of Merger, dated as of August 21, 2000, by and between Pan Pacific Retail Properties, Inc. and Western Properties Trust.

10.1 Voting Agreement, dated as of August 21, 2000, by and between Revenue Properties (U.S.), Inc., Pan Pacific Development (Nevada) Inc. and Western Properties Trust.

99.1                       Joint press release dated August 22, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WESTERN PROPERTIES TRUST
                                                  (Registrant)


Date:  [___________], 2000                  By:
                                                 -------------------------------
                                                   Dennis D. Ryan
                                                   Executive Vice President,
                                                   Chief Financial Officer
                                                   and Trustee







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                                  EXHIBIT INDEX

                  Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

EXHIBIT NO.                DESCRIPTION

2.1                        Agreement and Plan of Merger, dated as of August 21,
                           2000, by and between Pan Pacific  Retail  Properties,
                           Inc. and Western Properties Trust.

10.1 Voting Agreement, dated as of August 21, 2000, by and between Revenue Properties (U.S.), Inc., Pan
                           Pacific  Development (Nevada) Inc. and Western
                           Properties Trust.

99.1                       Joint press release dated August 22, 2000.

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